UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2025

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36436	95-3015862
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Coromar Drive, Goleta, California 93117

(Address of principal executive offices) (Zip Code)
(805) 967-7611
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DECK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 8, 2025, Deckers Outdoor Corporation (the "Company") held its 2025 Annual Meeting of Stockholders (the "Annual Meeting") virtually via live webcast, during which the Company's stockholders voted on three proposals. There were 148,343,362 shares of the Company’s common stock, par value $0.01 ("Common Stock"), outstanding at the close of business on July 10, 2025, the record date for the Annual Meeting (the "Record Date"). At the Annual Meeting, 130,014,982 shares of Common Stock were present virtually or represented by proxy, representing approximately 88% of the shares of Common Stock outstanding on the Record Date.

The following sets forth the final results of the voting for the three proposals voted upon at the Annual Meeting, each of which are described in more detail in the definitive proxy statement on Schedule 14A relating to the Annual Meeting, which was filed with the Securities and Exchange Commission on July 25, 2025 (the "Proxy Statement").

Election of Directors (Proposal No. 1)

The stockholders elected ten directors who were nominated by the Board of Directors (the "Board") to serve as directors of the Company until the annual meeting of stockholders to be held in 2026, until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal. The following sets forth the results of the voting with respect to each director nominee:

	Shares Voted
Name of Director	For	Against	Abstain	Broker Non-Votes
Cynthia (Cindy) L. Davis	120,057,170	1,260,652	33,420	8,663,740
David A. Burwick	121,233,539	82,903	34,800	8,663,740
Stefano Caroti	121,039,967	276,281	34,994	8,663,740
Nelson C. Chan	117,552,378	3,764,364	34,500	8,663,740
Juan R. Figuereo	119,411,008	1,905,417	34,817	8,663,740
Patrick J. Grismer	121,251,309	64,861	35,072	8,663,740
Maha S. Ibrahim	120,594,457	723,115	33,670	8,663,740
Victor Luis	119,444,857	1,871,510	34,875	8,663,740
Lauri M. Shanahan	108,640,989	12,676,437	33,816	8,663,740
Bonita C. Stewart	118,315,107	3,003,116	33,019	8,663,740

Ratification of Selection of Accounting Firm (Proposal No. 2)

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026, which covers the period from April 1, 2025 to March 31, 2026. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstain
121,640,390	8,345,006	29,586

Advisory Vote on Named Executive Officer Compensation (Proposal No. 3)

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstain	Broker Non-Votes
112,503,822	7,236,879	1,610,541	8,663,740

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2025
Deckers Outdoor Corporation
/s/ Thomas Garcia
Thomas Garcia, Chief Administrative and Legal Officer